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                       SUPPLEMENT TO THE FEBRUARY 12, 2005
                          AS AMENDED SEPTEMBER 1, 2005
                           SCHWAB PREMIER EQUITY FUND
                                   PROSPECTUS

THE INFORMATION IN THIS SUPPLEMENT IS EFFECTIVE AS OF JANUARY 13, 2006.

ON THE COVER OF THE PROSPECTUS AND ON PAGE 2, BELOW THE NAME OF THE FUND, THE FOLLOWING LANGUAGE IS ADDED:

(Closed to new investors.)

UNDER THE "BUYING SHARES" SECTION, THE FOLLOWING LANGUAGE REGARDING THE CLOSURE OF THE FUND TO NEW INVESTORS IS ADDED:

The Schwab Premier Equity Fund will close to new investors on or about the date on which assets of the fund total $1.5 billion (the "closing date"). For updated information on the fund's closing date, please visit the fund's website at www.schwab.com/schwabfunds. Existing shareholders of the fund and certain eligible investors, as set forth below, may continue to purchase additional shares in existing or new accounts and receive dividends and/or distributions in the form of additional shares of the fund. Existing shareholders and eligible investors include the following:

   -  Shareholders of the fund as of the closing date;

   -  Investors with the same address of record as existing shareholders;

                                                             (continued on back)

                                                           [CHARLES SCHWAB LOGO]

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   -  Investment advisers and wrap account programs with underlying clients holding fund shares as of the fund's closing date and any underlying clients of such investment advisers and wrap account programs regardless of whether they were clients of the investment adviser or wrap account program on the fund's closing date; and

   - Employee benefit plans with participants holding fund shares as of the fund's closing date and the participants of such plans regardless of whether they were participants of such plans on the fund's closing date.

   After the fund's closing date, investors who are or become shareholders of the fund will remain eligible investors for as long as they continue to hold fund shares.

The fund reserves the right at any time to modify the eligibility criteria set forth above, including the right to suspend all sales of fund shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

(c) 2006 Charles Schwab & Co., Inc. All Rights Reserved.
Member SIPC. REG34126(01/06)